HIGHLAND FUNDS II

Highland Premier Growth Equity Fund

(the “Fund”)

Class A	Class C	Class R	Class Y
HPEAX	HPECX	HPERX	HPEYX

Supplement dated January 14, 2016 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated February 1, 2015, as supplemented and amended from time to time.

This Supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI and should be read in conjunction with the Prospectus, Summary Prospectus and SAI.

On December 30, 2015, Highland Capital Management Fund Advisors, L.P., the Fund’s investment adviser (the “Adviser”), notified GE Asset Management Incorporated, the Fund’s investment sub-adviser (“GEAM” or the “Sub-Adviser”), of its termination of the Amended and Restated Sub-Advisory Agreement, dated as of February 8, 2013, by and among the Adviser, Highland Funds II (the “Trust”), on behalf of the Fund, and GEAM (the “Agreement”) effective on March 1, 2016. Beginning on January 31, 2016, the Adviser will directly manage the assets of the Fund. The termination of the Agreement will not change the investment advisory fees that the Fund pays the Adviser. All references to GEAM or the Sub-Adviser contained in the Prospectus, with respect to this Fund only, are hereby deleted.

The Board of Trustees of the Trust, at a meeting held on January 8, 2016, approved implementing certain additional investment strategies consistent with the Fund’s current investment objective so that, effective January 31, 2016, the following is added at the end of the second paragraph of the section of the Fund’s Prospectus entitled “Principal Investment Strategies”.

The Fund may also sell securities short. The Adviser will vary the Fund’s long and short exposures over time based on its assessment of market conditions and other factors. The Adviser may also utilize event-driven strategies that are based on investment opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations, share buybacks and other extraordinary corporate transactions.

The following risks are added to the section entitled “Principal Risks” that begins on page 17 of the Prospectus:

Event-Driven Investing Risk. Event-driven strategies analyze various transactions in order to predict a likely outcome and commit capital in a way that benefits from that outcome. Event-driven strategies are broad in scope and employ a diverse set of securities, including common and preferred stock, debt securities, warrants, stubs and derivatives. Appreciation in the value of such securities may be contingent upon the occurrence of certain events, such as a successful reorganization or merger. If the expected event does not occur, the Fund may incur a loss on the investments. There can be no assurance that any expected transaction will take place. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors.

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

The following risks are added to the section entitled “Additional Information About Principal Risks” that begins on page 51 of the Prospectus:

Event-Driven Investing Risk: Event-driven strategies analyze various transactions in order to predict a likely outcome and commit capital in a way that benefits from that outcome. Event-driven strategies are broad in scope and employ a diverse set of securities including common and preferred stock, debt securities, warrants, stubs and derivatives. Appreciation in the value of such securities may be contingent upon the occurrence of certain events, such as a successful reorganization or merger. If the expected event does not occur, the Fund may incur a loss on the investments. There can be no assurance that any expected transaction will take place. Certain transactions are dependent on one or more factors to become effective, such as market conditions, which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Fund and will not incur substantial losses.

Short Sales Risk: Short sales by the Fund that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Taxation” for special tax considerations associated with engaging in short sales.

The section entitled “Portfolio Management” on page 19 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Manager	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	Less than 1 year	Portfolio Manager
Michael Gregory	Less than 1 year	Portfolio Manager

The fourth paragraph in the sub-section entitled “Portfolio Management Teams” on page 70 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Highland Premier Growth Equity Fund is managed by James Dondero and Michael Gregory.

The biography for David B. Carlson in the sub-section entitled “Portfolio Manager Biographies” on page 70 of the Prospectus is hereby deleted in its entirety.

The biography for James Dondero in the sub-section entitled “Portfolio Manager Biographies” on page 70 of the Prospectus is hereby deleted in its entirety and replaced with the following:

James Dondero is a founder and President of Highland Capital Management, L.P. (“Highland”) (an alternative asset manager specializing in high-yield fixed income investments). He is the senior portfolio manager of Highland Global Allocation Fund and has served in that capacity since April 2013. He is also the portfolio manager of Highland Small-Cap Equity Fund, Highland Opportunistic Credit Fund, Highland Premier Growth Equity Fund and Highland Energy MLP Fund and has served in that capacity since July 1, 2015, May 18, 2005, January 31, 2016, and January 2015, respectively. Mr. Dondero has over 25 years of experience in the credit markets. Prior to founding Highland in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, derivatives, preferred stocks and common stocks. From 1985 to 1989, Mr. Dondero managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia (1984) with degrees in Accounting and Finance. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero is a Certified Public Accountant and a Certified Management Accountant. Mr. Dondero currently serves as Chairman for CCS Medical and NexBank and serves on the Board of Directors of American Banknote Corporation, Cornerstone Healthcare Group and Metro-Goldwyn-Mayer.

The sub-section entitled “Portfolio Manager Biographies” that begins on page 70 of the Prospectus is hereby supplemented with the following:

Michael Gregory is a CIO and Global Head of Highland Alternative Investors at Highland in addition to Managing Director and Head of Healthcare Credit and Healthcare Long/ Short Equity investment strategies. He is also a portfolio manager of Highland Small-Cap Equity Fund, Highland Long/Short Healthcare Fund and Highland Premier Growth Equity Fund and has served in that capacity since July 1, 2015, May 6, 2010 and January 31, 2016, respectively. In 2006, he founded Cummings Bay Healthcare Fund, a healthcare hedge fund that is currently in the seventh year of operations and became an affiliate of Highland in 2010. Mr. Gregory also worked as a Partner at Sands Point Capital Management LLC, managing a dedicated healthcare equity hedge fund. Mr. Gregory holds an MBA from the Yale School of Management, having completed a highly specialized joint program in healthcare within the Yale Schools of Medicine, Management and Public Policy. He holds a BS in Economics from the University of Pennsylvania, Wharton School of Business. He is a Fellow of the Royal Society of Medicine, lecturer at Yale University, and frequent guest on CNBC, Fox Business and Morningstar.

The table following the first paragraph under the section entitled “Portfolio Managers-Other Accounts Managed and Ownership of Securities” beginning on page 61 of the SAI is updated for the Portfolio Managers of the Fund as follows: 1

Fund/Portfolio Manager	Other Registered Investment Companies[1]	Other Pooled Investment Vehicles[1]	Other Accounts[1]	Dollar Range of Fund Securities Owned[2]
Highland Premier Growth Equity Fund

James Dondero	6 Accounts with $1.93 billion in total assets managed	None	None	$100,001-$500,000

Michael Gregory	3 Accounts with $805.05 million in total assets managed	1 Pooled Investment Vehicle with $7.17 million in total assets managed. The fee for this Vehicle is based on the performance of the Vehicle.	None	$100,001-$500,000

[1]	Information is as of November 30, 2015.
[2]	Information is as of January 14, 2016.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND SAI FOR FUTURE REFERENCE.

HFII-SUP-1/14/16

4